                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities  Exchange Act of 1934


                         Date of Report: April 4, 1997


                                  DEPUY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware            001-12229           35-1989795
     (State of           (Commission         (IRS Employer
     Incorporation)      File Number)        Identification No.)


     700 Orthopaedic Drive
     Warsaw, Indiana                                 46581-0988
     (Address of principal executive offices)        (Zip Code)


                                 (219) 267-8143
              (Registrant's telephone number, including area code)

Item 5.  Other Events


     The Registrant's news release dated April 2, 1997, a copy of which is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DEPUY, INC.


Date:  April 4, 1997
                                            By:   /s/ Steven L. Artusi
                                               -----------------------
                                               Name:  Steven L. Artusi
                                               Title: Senior Vice President,
                                                       General Counsel and
                                                       Secretary

                                 EXHIBIT INDEX


Exhibit No.  Description                                         Page No.
-----------  -----------                                         --------

1.           News Release dated April 2, 1997                       5